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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 15, 2005
                                                  (February 15, 2005)



                          Altair Nanotechnologies Inc.
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             (Exact name of registrant as specified in its charter)




        Canada                      1-12497                  33-1084375
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   (State or other           (Commission File No.)         (IRS Employer
     jurisdiction                                       Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
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          (Address of principal executive offices, including zip code)
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       Registrant's telephone number, including area code: (775) 858-3750


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                   (Former Name, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01 Other Events.

Altair Nanotechnologies Inc. is filing this Current Report in order that the exhibits hereto may be incorported by reference into the Company's Registration Statement on Form S-3, registration no. 333-111416.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

1.1 Letter Agreement dated February 11, 2005 between the Company and Maxim Group LLC.

5.1      Legal Opinion of Goodman and Carr LLP

23.1     Consent of Goodman and Carr LLP (included in Exhibit 5.1)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Altair Nanotechnologies Inc.


February 15, 2005                            By:       /s/ Edward Dickinson
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 Date                                                 Edward Dickinson,
                                                      Chief Financial Officer




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